UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2011

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In a Current Report on Form 8-K, dated April 27, 2011, Consolidated Communications Holdings, Inc. (the “Company”) previously disclosed that Joseph R. Dively, a Senior Vice President of the Company, had informed the Company of his decision to resign from the Company, effective as of May 6, 2011, in order to accept the positions of Senior Executive Vice President of First Mid-Illinois Bancshares, Inc. and President of its subsidiary, First Mid-Illinois Bank & Trust, N.A.  The parties have agreed that Mr. Dively will resign effective as of May 8, 2011.

In connection therewith, on May 3, 2011, the Company entered into a Separation Agreement with Mr. Dively.  A copy of the Separation Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

The Separation Agreement provides: (i) that until two years following the separation date, Mr. Dively will be prohibited from competing with the Company and from soliciting any customer, representative, agent or employee of the Company to terminate such person’s relationship with the Company or to violate the terms of any agreement between such customer, representative, agent or employee and the Company, (ii) for a lump sum payment of $170,769.00, which represents an amount equal to 40 weeks of Mr. Dively’s current base salary; and (iii) for continued vesting in the portion of Mr. Dively’s outstanding restricted stock awards granted to him under the Company’s 2005 Long-Term Incentive Plan that will vest on December 5, 2011 and that all other outstanding awards or portions thereof shall be forfeited as of the separation date.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)  On May 3, 2011, the Board of Directors of the Company adopted amendments to the Company’s Code of Business Conduct and Ethics (the “Code”).  The amendments took effect immediately upon adoption by the Board of Directors.

The amendments to the Code included adding the following provisions:

•	an employee who reports his or her own misconduct will not be absolved of responsibility for his or her actions by the act of reporting;

•	the Code does not create any rights for any person or entity other than the Company; and

•	the Code does not alter the employment relationship between the Company and any employee or grant any employee employment for any specific period of time.

The Company has posted the Code, as amended, on its website at www.consolidated.com.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on May 3, 2011, 27,603,227 shares of common stock, $0.01 par value, or approximately 92.74% of the 29,763,122 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy.  Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results on each such matter.

Proposal No. 1:  Election of Class III Directors.  The number of votes cast for each nominee named in the Company’s proxy statement, as well as the number of votes withheld and broker non-votes, were as follows:

Name of Nominee	Votes For	Withheld	Broker Non-Votes
Robert J. Currey	20,575,862	269,003	6,751,562
Maribeth S. Rahe	20,491,350	360,315	6,751,562

Each nominee, having received a plurality of the votes cast, was elected.  In addition, the terms of office of the following Directors continued after the Annual Meeting:  Richard A. Lumpkin, Roger H. Moore, and Jack W. Blumenstein.

Proposal No. 2:  Ratification of Appointment of Independent Registered Public Accounting Firm.  With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, the number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
27,387,941	144,858	70,428

There were no broker non-votes as to Proposal No. 2.

Proposal No. 2, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, was adopted.

Proposal No. 3:  Advisory Vote on  Executive Compensation.  With respect to the advisory vote to approve the compensation of the Company’s named executive officers described in the Company’s proxy statement, the number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,809,874	782,131	229,477	6,751,562

Proposal No. 3, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, was approved, on an advisory basis.

Proposal No. 4:  Advisory Vote on the Frequency of the Executive Compensation Vote.  With respect to the advisory vote as to whether the stockholder vote to approve named executive officer compensation should occur yearly, every two years or every three years, the number of votes cast for the “Yearly,” “Every Two Years” and “Every Three Years” frequencies, as well as the number of abstentions and broker non-votes, were as follows:

Yearly	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
9,860,107	592,148	10,166,820	232,590	6,751,562

Proposal No. 5: Amendments to the Amended and Restated Certificate of Incorporation (the “Certificate”) to Eliminate the 75% Stockholder Approval Requirement for any Merger, Consolidation or Sale of All or Substantially All of the Assets of the Company.  With respect to proposed amendments to the Certificate to eliminate the 75% stockholder approval requirement for any merger, consolidation or sale of all or substantially all of the assets of the Company, the number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,783,858	602,023	217,346	0

Proposal No. 5, having received the affirmative vote of the holders of more than 75% of the Company’s common stock outstanding on the record date, was approved.

As a result of this approval, a Certificate of Amendment of the Certificate was filed with the Secretary of State of the State of Delaware on May 3, 2011, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1
Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Consolidated Communications Holdings, Inc., as filed with the Secretary of State of the State of Delaware on May 3, 2011

10.1	Separation Agreement, dated as of May 3, 2011, by and between Consolidated Communications Holdings, Inc. and Joseph R. Dively

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2011
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1
Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Consolidated Communications Holdings, Inc., as filed with the Secretary of State of the State of Delaware on May 3, 2011

10.1	Separation Agreement, dated as of May 3, 2011, by and between Consolidated Communications Holdings, Inc. and Joseph R. Dively